REVERSE ASSET ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2019
Asset Acquisition [Abstract]
Schedule of Purchase Price Allocation of Identifiable Assets Acquired and Liabilities Assumed
The purchase price allocation of the identifiable assets acquired and liabilities assumed is set forth below:

In thousands of U.S. dollars
Cash and cash equivalents	$1,657
Accounts receivable	3,212
Prepaid expenses	1,198
Fuel, lube oil, and consumables	981
Other current assets	1,098
Vessels, net (1)	154,744
Accounts payable	(1,836)
Other current liabilities (2)	(4,151)
Debt	(132,905)
Other long-term liabilities (2)	(190)
Net assets acquired and liabilities assumed	$23,808
(1)     Vessels, net - The difference between the Transaction price and the fair value of the net assets acquired, excluding vessels, was allocated to vessels which were the Company's only long-lived assets. This amount was allocated to the ten individual PSVs on a relative fair value basis (primarily by the age of each vessel). This resulted in a reduction of $20.7 million when comparing the aggregate carrying value of these vessels prior to and subsequent to the Transaction date. Additionally, a component of the cost of each vessel is related to drydock and engine overhaul costs which was estimated based on recent costs, adjusted for each individual vessel based on the estimated period until the next drydock or engine overhaul and are being depreciated on a straight-line basis over that period.
(2)     Other current and other long-term liabilities (unfavorable contracts) - Other current liabilities and other long-term liabilities include liabilities of $1.4 million and $0.1 million respectively, as a result of an analysis of term contracts for PSVs at rates below market value at the Transaction date. The resulting liabilities are recorded as an adjustment to revenues from the Transaction date until the end of the related term contracts, the last of which ends in December 2020.